UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2023.

SOLITARIO ZINC CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2023, the shareholders of Solitario Zinc Corp. (“Solitario”) approved the adoption of the 2023 Solitario Stock and Incentive Plan (the “Plan”). The terms of the Plan are described in Solitario’s Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on April 28, 2023, and is attached thereto as Appendix B. The full text of the Plan is also filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2023, Solitario held its Annual Meeting of Shareholders at which holders of 35,017,204 shares of common stock, or approximately 54.04% of the total outstanding shares eligible to vote as of the record date, were present in person or by proxy. The five matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in the Proxy Statement.

1.

Election of Directors. Seven directors were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified, with each director receiving the votes below:

Number of Shares

Name	For	Withheld	Broker Non-Votes
Brian Labadie	24,822,040 (96.41% of shares voting)	924,093	9,271,071
John Labate	24,560,824 (95.40% of shares voting)	1,185,309	9,271,071
James Hesketh	23,214,159 (90.17% of shares voting)	2,531,974	9,271,071
Christopher E. Herald	24,972,112 (97.00% of shares voting)	773,021	9,271,071
Gil Atzmon	24,566,128 (95.42% of shares voting)	1,180,005	9,271,071
Joshua D. Crumb	24,481,067 (95.09% of shares voting)	1,265,066	9,271,071
Debbie Mino-Austin	25,559,729 (99.28% of shares voting)	186,404	9,271,071

2.

Name change to Solitario Resources Corp.: The shareholders approved an amendment to Solitario’s Articles of Incorporation to change the company’s name to “Solitario Resources Corp.”, with 34,835,576 shares voting for (99.48% of shares voting), 90,333 shares voting against, 91,294 shares abstaining, and 1 broker non-vote. Solitario expects to effect the name change in the third quarter of 2023.

3.

The 2023 Solitario Stock and Incentive Plan: The shareholders approved the adoption of the 2023 Solitario Stock and Incentive Plan, with 24,593,392 shares voting for (95.52% of shares voting), 897,420 shares voting against, 255,271 shares abstaining, and 9,271,022 broker non-votes.

4.

Advisory Vote on Executive Compensation: The shareholders approved the following resolution concerning the compensation of Solitario’s named executive officers, with 24,484,981 shares voting for (95.10% of shares voting), 1,045,514 shares voting against, 215, 637 shares abstaining, and 9,271,072 broker non-votes.

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 28, 2023, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2023 annual meeting.”

5.

Appointment of Auditors. The appointment of Plante Moran PLLC as Solitario’s auditors for fiscal year 2023 was ratified, with 34,441,784 shares voting for (98.36% of shares voting), 153,930 shares voting against, 421,490 shares voting to abstain, and no broker non-votes.

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ITEM 7.01 Regulation FD Disclosure

On June 21, 2023, Solitario issued a press release announcing the results of the annual meeting of shareholders held on June 20, 2023. A copy of that press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	2023 Stock and Incentive Plan (incorporated by reference to Exhibit B of Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2023)
99.1	Press Release, dated June 21, 2023, announcing the Voting Results of Solitario’s Annual Meeting held June 20, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 21, 2023

Solitario Zinc Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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